EXHIBIT 10(xiii)(b)

AMENDMENT TO
THE STANLEY WORKS
2001 LONG-TERM INCENTIVE PLAN

The Stanley Works (the ‘‘Company’’) has adopted this amendment to The Stanley Works 2001 Long-Term Incentive Plan effective as of December 13, 2005.

The first sentence of Section 9(a) of the Plan is hereby amended to read as follows:

‘‘(a)   Upon the occurrence of a Change in Control (as hereinafter defined), unless otherwise determined by the Committee and set forth in an Award Agreement,’’

THE STANLEY WORKS

By:______________________
Its:______________________